Vanguard PRIMECAP Fund

Supplement to the Prospectus and Summary Prospectus

Important Changes to Vanguard PRIMECAP Fund

New or current Vanguard PRIMECAP Fund shareholders may not open new accounts or contribute to existing Fund accounts, except as described in this supplement. Clients enrolled in Vanguard Flagship Services® or Vanguard Asset Management Services™ may open new Fund accounts, investing up to $25,000 per Fund account per year as described in this supplement, in individual, joint, and/or personal trust registrations. There is no specific time frame for when the Fund might reopen for new account registrations by other Vanguard clients, or increase investment limitations.

Limits on Additional Investments

Current PRIMECAP Fund shareholders may invest up to $25,000 per Fund account per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with the program terms.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

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PS 59A 092014